SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14 (a) of
     the Securities Exchange Act of 1934 (Amendment No.
)
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Check the appropriate box:
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     Only (as permitted by Rule 14a-6(e) (2)
[   ]     Definitive Proxy Statement
[X ]      Definitive Additional Materials
[   ]     Soliciting Material Pursuant to Section
240.14a-11(c) or Section 240.14a-12

                     CROGHAN BANCSHARES, INC.
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         (Name of Registrant as Specified in Its Charter)
                           NATHAN G. DANZIGER
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     (Name of Person(s) Filing Proxy Statement, if other than
the Registrant)

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                             DANZIGER
                       300 Garrison Street
                       Fremont, Ohio 43420
                           419-332-4201

                               March 28, 2008




Dear Fellow Stockholder:

     On March 21, 2008 Croghan Bancshares, Inc. filed a
Form 8-K with the Securities and
Exchange Commission of the United States. While I cannot verify the contents of the filing, I feel it is important that you receive a copy. You may receive a copy by calling the bank(1-888-276-4426) yourself or, for those not so inclined, I enclose a copy.

     In regard to the contents of the Form 8-K, I can say that in my April 29, 2005 proxy statement I stated:
          ". . . as a Director I would not accept the earnings when I believe that they may be subject to further 'one time provisions' for supplemental retirement benefits as in the third quarter of 2004."
Now three years later in this first quarter of 2008 the Directors have again signed off on further
"one time provisions" for the supplemental retirement benefits.

     Finally, I must say the Croghan Bancshares share price continues to decline from what was stated in my letter of March 19, 2008. In trading on March 26, 2008 the price ranged between $27.00 and $27.50 per share; $27.00 was last seen on February 19, 2003.

     Thank you in advance for your support. If you have any questions at all, need further information or want to discuss my views regarding
Croghan, please do not hesitate to call me at 419-
332-4201 at your earliest convenience.

                           Sincerely,



                       NATHAN G. DANZIGER